                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       February 23, 1999
                                                 ------------------------------




                                  PLC SYSTEMS INC.
-------------------------------------------------------------------------------
                 (Exact name of Registrant as specified in charter)


                                  British Columbia
-------------------------------------------------------------------------------
                   (State or other jurisdiction of incorporation)

           1-11388                                 04-3153858
---------------------------               -------------------------------------
(Commission File Number)                  (IRS Employee Identification No.)


10 Forge Park, Franklin, Massachusetts                           02038
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (508) 541-8800
                                                    ---------------------------

                                  Not Applicable
-------------------------------------------------------------------------------
           (Former name or former address, if changed since last report)




                         THIS DOCUMENT CONSISTS OF 6 PAGES.

Item 5.  OTHER EVENTS.

     News Release dated February 23, 1999, filed as Exhibit 20.1 to this Current Report on Form 8-K, is incorporated by reference herein.

Item 7.  EXHIBITS.


  Exhibit Number                             Description
-----------------       --------------------------------------------------------
       20.1               News Release dated February 23, 1999.




                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               PLC SYSTEMS INC.
                                    ----------------------------------------
                                                 (Registrant)


Date: February 23, 1999             By:  /s/ ROBERT SVIKHART
                                         ------------------------------------
                                         Robert Svikhart
                                         Chief Financial Officer and Treasurer






                                   EXHIBIT INDEX

Exhibit                                                                 Page
Number                   Description                                   Number
--------  --------------------------------------------------------     ------
20.1        News Release dated February 23, 1999.                        4















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